SiriusPoint Ltd.

Financial Supplement
September 30, 2025

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point Building	Liam Blackledge - Investor Relations and Strategy Manager
3 Waterloo Lane	Tel: + 44 203 772 3082
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and attritional combined ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Operating net income and Operating diluted earnings per share are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is net income and diluted earnings per share, respectively. Operating net income excludes items which we believe are not indicative of the operations of our operating businesses, including realized and unrealized gains (losses) on strategic and other investments and liability-classified capital instruments, income (expense) related to loss portfolio transfers, deferred tax assets attributable to the enactment of the Bermuda corporate income tax, development on COVID-19 reserves resulting from the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024, and foreign exchange gains (losses). We believe it is useful to review Operating net income as it better reflects how we view the business, as well as provides investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Annualized Operating ROE is calculated by dividing Operating net income for the period by average common shareholders’ equity, excluding AOCI, and after adjusting for the above noted items to arrive at Operating net income. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates.Reconciliations and definitions of such measures to the most directly comparable GAAP figures are included in the attached financial information in accordance with Regulation G and Item 10(e) of Regulation S-K, as applicable.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improve underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events, including uncertainties with respect to losses from health pandemics across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the insurance and reinsurance market and the effect of consolidation in the insurance and reinsurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including wildfires, and increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East and the uncertainty from policies under the current presidential administration in the U.S., such as the federal government shutdown and financial markets' and businesses' reactions to such events; global economic uncertainty caused by the imposition and/or announcement of tariffs imposed on the import of certain goods into the U.S. from various countries which may have unpredictable consequences including, but not limited to, inflation or trade wars, potential impact on the Company’s credit and mortgage business and potential increase in credit spread which could impact the Company’s short-term capital and liquidity; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
September 30, 2025 and 2024, and September 30, 2025 and December 31, 2024
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
	($ in millions, except for ratios and per share amounts)
Combined ratio	85.9%	84.4%	87.8%	86.1%
Core underwriting income (1)	$69.6	$62.5	$165.7	$143.7
Core net services income (1)	$10.1	$7.0	$37.7	$34.2
Core income (1)	$79.7	$69.5	$203.4	$177.9
Core combined ratio (1)	89.1%	88.5%	91.4%	91.1%
Operating net income (1)	$85.2	$94.3	$224.3	$260.1
Operating diluted earnings per share (1)	$0.72	$0.51	$1.89	$1.41
Annualized ROE	17.7%	0.7%	14.5%	11.4%
Annualized Operating ROE (1)	17.9%	15.0%	16.1%	14.5%

	September 30, 2025	December 31, 2024
Book value per common share	$17.21	$14.92
Book value per diluted common share (1)	$16.91	$14.60
Tangible book value per diluted common share (1)	$15.87	$13.42
(1)Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. See reconciliations in “Segment Reporting.” In addition, Operating net income, Operating diluted earnings per share, Annualized Operating ROE are non-GAAP financial measures. See reconciliations in “Operating net income and Operating diluted earnings per share,”Operating diluted earnings per share computation," and "Annualized Operating ROE computation." Book value per diluted common share and tangible book value per diluted common share are non-GAAP financial measures. See reconciliation in “Book Value per Share - by Quarter.”

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Assets
Debt securities, available for sale, at fair value, net of allowance for credit losses	$5,145.6	$4,735.9	$4,635.2	$5,131.0	$5,411.8
Debt securities, trading, at fair value	98.7	102.9	117.6	162.2	233.1
Short-term investments, at fair value	24.6	54.9	48.2	95.8	52.4
Other long-term investments, at fair value	318.3	320.1	317.7	316.5	350.6
Total investments	5,587.2	5,213.8	5,118.7	5,705.5	6,047.9
Cash and cash equivalents	582.4	732.4	740.3	682.0	640.7
Restricted cash and cash equivalents	135.3	190.8	184.9	212.6	174.5
Due from brokers	10.0	8.2	18.8	11.2	13.9
Interest and dividends receivable	43.9	42.5	42.1	44.0	49.4
Insurance and reinsurance balances receivable, net	2,291.4	2,290.1	2,240.8	2,054.4	2,069.1
Deferred acquisition costs, net	381.1	379.5	369.3	327.5	330.0
Unearned premiums ceded	487.1	484.0	514.3	463.9	467.2
Loss and loss adjustment expenses recoverable, net	2,162.9	2,263.9	2,335.7	2,315.3	2,198.7
Deferred tax asset	282.2	297.1	293.3	297.0	249.2
Intangible assets	123.6	135.1	137.9	140.8	143.8
Other assets	330.0	318.3	284.4	270.7	298.1
Assets held for sale	43.1	—	—	—	—
Total assets	$12,460.2	$12,355.7	$12,280.5	$12,524.9	$12,682.5
Liabilities
Loss and loss adjustment expense reserves	$5,811.7	$5,817.4	$5,762.6	$5,653.9	$5,702.1
Unearned premium reserves	1,867.9	1,854.0	1,816.8	1,639.2	1,684.0
Reinsurance balances payable	1,492.1	1,539.9	1,707.5	1,781.6	1,509.6
Deferred gain on retroactive reinsurance	—	—	6.6	8.5	21.7
Debt	682.5	678.4	663.5	639.1	660.5
Due to brokers	27.5	9.0	6.6	18.0	23.1
Deferred tax liability	78.5	89.6	94.2	76.2	38.9
Liability-classified capital instruments	—	—	—	—	58.4
Share repurchase liability	—	—	—	483.0	—
Other liabilities	263.2	260.6	196.0	286.6	287.7
Liabilities held for sale	25.8	—	—	—	—
Total liabilities	10,249.2	10,248.9	10,253.8	10,586.1	9,986.0
Commitments and contingent liabilities
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	200.0	200.0
Common shares	11.7	11.7	11.6	11.6	16.2
Additional paid-in capital	957.4	945.8	944.7	945.0	1,591.0
Retained earnings	988.5	901.7	842.5	784.9	806.2
Accumulated other comprehensive income (loss), net of tax	52.3	46.5	26.4	(4.1)	81.5
Shareholders’ equity attributable to SiriusPoint shareholders	2,209.9	2,105.7	2,025.2	1,937.4	2,694.9
Noncontrolling interests	1.1	1.1	1.5	1.4	1.6
Total shareholders’ equity	2,211.0	2,106.8	2,026.7	1,938.8	2,696.5
Total liabilities, noncontrolling interests and shareholders’ equity	$12,460.2	$12,355.7	$12,280.5	$12,524.9	$12,682.5

SiriusPoint Ltd.
Consolidated Statements of Income
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Revenues
Net premiums earned	$647.7	$568.9	$1,926.4	$1,753.2
Net investment income	66.5	77.7	205.9	234.7
Net realized and unrealized investment gains (losses)	6.2	14.8	6.6	(39.1)
Net investment income and net realized and unrealized investment gains (losses)	72.7	92.5	212.5	195.6
Other revenues	35.5	18.1	92.5	164.8
Loss on settlement and change in fair value of liability-classified capital instruments	—	(117.3)	—	(122.6)
Total revenues	755.9	562.2	2,231.4	1,991.0
Expenses
Loss and loss adjustment expenses incurred, net	372.9	317.5	1,147.3	999.4
Acquisition costs, net	139.8	117.5	410.4	382.3
Other underwriting expenses	43.6	44.9	133.0	127.8
Net corporate and other expenses	62.5	51.4	194.0	174.0
Intangible asset amortization	2.8	3.0	8.5	8.9
Interest expense	21.0	13.8	60.2	50.0
Foreign exchange losses	2.4	3.0	16.9	2.9
Total expenses	645.0	551.1	1,970.3	1,745.3
Income before income tax expense	110.9	11.1	261.1	245.7
Income tax expense	(20.2)	(2.4)	(45.1)	(26.3)
Net income	90.7	8.7	216.0	219.4
Net (income) loss attributable to noncontrolling interests	0.1	(0.2)	(0.4)	(2.2)
Net income available to SiriusPoint	90.8	8.5	215.6	217.2
Dividends on Series B preference shares	(4.0)	(4.0)	(12.0)	(12.0)
Net income available to SiriusPoint common shareholders	$86.8	$4.5	$203.6	$205.2
Earnings per share available to SiriusPoint common shareholders
Basic earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.74	$0.03	$1.75	$1.15
Diluted earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.73	$0.03	$1.71	$1.11
Weighted average number of common shares used in the determination of earnings per share
Basic	116,726,540	165,659,401	116,412,996	168,275,970
Diluted	118,817,903	172,803,298	118,655,606	174,261,326
(1)    Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Income - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Revenues
Net premiums earned	$647.7	$652.0	$626.7	$590.3	$568.9
Net investment income	66.5	68.2	71.2	68.9	77.7
Net realized and unrealized investment gains (losses)	6.2	0.7	(0.3)	(39.9)	14.8
Net investment income and net realized and unrealized investment gains (losses)	72.7	68.9	70.9	29.0	92.5
Other revenues	35.5	27.3	29.7	19.4	18.1
Loss on settlement and change in fair value of liability-classified capital instruments	—	—	—	(25.9)	(117.3)
Total revenues	755.9	748.2	727.3	612.8	562.2
Expenses
Loss and loss adjustment expenses incurred, net	372.9	372.6	401.8	369.1	317.5
Acquisition costs, net	139.8	140.9	129.7	134.6	117.5
Other underwriting expenses	43.6	48.3	41.1	53.9	44.9
Net corporate and other expenses	62.5	70.9	60.6	58.1	51.4
Intangible asset amortization	2.8	2.8	2.9	3.0	3.0
Interest expense	21.0	21.1	18.1	19.6	13.8
Foreign exchange (gains) losses	2.4	16.7	(2.2)	(12.9)	3.0
Total expenses	645.0	673.3	652.0	625.4	551.1
Income (loss) before income tax expense	110.9	74.9	75.3	(12.6)	11.1
Income tax expense	(20.2)	(11.6)	(13.3)	(4.4)	(2.4)
Net income (loss)	90.7	63.3	62.0	(17.0)	8.7
Net (income) loss attributable to noncontrolling interests	0.1	(0.1)	(0.4)	(0.3)	(0.2)
Net income (loss) available to SiriusPoint	90.8	63.2	61.6	(17.3)	8.5
Dividends on Series B preference shares	(4.0)	(4.0)	(4.0)	(4.0)	(4.0)
Net income (loss) available to SiriusPoint common shareholders	$86.8	$59.2	$57.6	$(21.3)	$4.5
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders ⁽¹⁾	$0.74	$0.51	$0.50	$(0.13)	$0.03
Diluted earnings (loss) per share available to SiriusPoint common shareholders ⁽¹⁾	$0.73	$0.50	$0.49	$(0.13)	$0.03
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	116,726,540	116,523,435	115,975,961	161,378,360	165,659,401
Diluted	118,817,903	118,669,471	118,555,166	161,378,360	172,803,298
(1)     Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Comprehensive Income - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Comprehensive income (loss)
Net income (loss)	$90.7	$63.3	$62.0	$(17.0)	$8.7
Other comprehensive income (loss), net of tax
Change in foreign currency translation adjustment	(3.3)	3.4	(0.2)	2.6	0.4
Unrealized gains (losses) from debt securities held as available for sale investments	2.2	19.1	32.7	(89.1)	112.2
Reclassifications from accumulated other comprehensive income (loss)	6.9	(2.4)	(2.0)	0.9	(3.1)
Total other comprehensive income (loss)	5.8	20.1	30.5	(85.6)	109.5
Comprehensive income (loss)	96.5	83.4	92.5	(102.6)	118.2
Net (income) loss attributable to noncontrolling interests	0.1	(0.1)	(0.4)	(0.3)	(0.2)
Comprehensive income (loss) available to SiriusPoint	$96.6	$83.3	$92.1	$(102.9)	$118.0

SiriusPoint Ltd.
Segment Reporting - Three months ended September 30, 2025
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$562.0	$309.6	$871.6	$—	$2.8	$—	$874.4
Net premiums written	396.8	268.1	664.9	—	5.4	—	670.3
Net premiums earned	381.2	262.3	643.5	—	4.2	—	647.7
Loss and loss adjustment expenses incurred, net	225.3	145.5	370.8	(1.5)	3.6	—	372.9
Acquisition costs, net	98.3	64.7	163.0	(26.9)	3.7	—	139.8
Other underwriting expenses	19.9	20.2	40.1	—	3.5	—	43.6
Underwriting income (loss)	37.7	31.9	69.6	28.4	(6.6)	—	91.4
Services revenues	58.5	—	58.5	(32.7)	—	(25.8)	—
Services expenses	48.5	—	48.5	—	—	(48.5)	—
Net services fee income	10.0	—	10.0	(32.7)	—	22.7	—
Services noncontrolling loss	0.1	—	0.1	—	—	(0.1)	—
Net services income	10.1	—	10.1	(32.7)	—	22.6	—
Segment income (loss)	47.8	31.9	79.7	(4.3)	(6.6)	22.6	91.4
Net investment income					66.5	—	66.5
Net realized and unrealized investment gains					6.2	—	6.2
Other revenues					9.7	25.8	35.5
Net corporate and other expenses					(14.0)	(48.5)	(62.5)
Intangible asset amortization					(2.8)	—	(2.8)
Interest expense					(21.0)	—	(21.0)
Foreign exchange losses					(2.4)	—	(2.4)
Income (loss) before income tax expense	$47.8	$31.9	79.7	(4.3)	35.6	(0.1)	110.9
Income tax expense			—	—	(20.2)	—	(20.2)
Net income			79.7	(4.3)	15.4	(0.1)	90.7
Net (income) loss attributable to noncontrolling interest			—	—	—	0.1	0.1
Net income available to SiriusPoint			$79.7	$(4.3)	$15.4	$—	$90.8

Attritional losses	$234.8	$145.1	$379.9	$(1.5)	$3.4	$—	$381.8
Catastrophe losses	—	—	—	—	—	—	—
Prior year loss reserve development	(9.5)	0.4	(9.1)	—	0.2	—	(8.9)
Loss and loss adjustment expenses incurred, net	$225.3	$145.5	$370.8	$(1.5)	$3.6	$—	$372.9

Underwriting Ratios: (1)
Attritional loss ratio	61.6%	55.3%	59.0%				59.0%
Catastrophe loss ratio	—%	—%	—%				—%
Prior year loss development ratio	(2.5)%	0.2%	(1.4)%				(1.4)%
Loss ratio	59.1%	55.5%	57.6%				57.6%
Acquisition cost ratio	25.8%	24.7%	25.3%				21.6%
Other underwriting expenses ratio	5.2%	7.7%	6.2%				6.7%
Combined ratio	90.1%	87.9%	89.1%				85.9%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended September 30, 2024
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$376.0	$314.5	$690.5	$—	$23.5	$—	$714.0
Net premiums written	235.3	268.3	503.6	—	0.6	—	504.2
Net premiums earned	276.9	269.4	546.3	—	22.6	—	568.9
Loss and loss adjustment expenses incurred, net	170.1	137.6	307.7	(1.4)	11.2	—	317.5
Acquisition costs, net	65.9	69.8	135.7	(24.1)	5.9	—	117.5
Other underwriting expenses	20.0	20.4	40.4	—	4.5	—	44.9
Underwriting income	20.9	41.6	62.5	25.5	1.0	—	89.0
Services revenues	48.1	—	48.1	(29.9)	—	(18.2)	—
Services expenses	41.3	—	41.3	—	—	(41.3)	—
Net services fee income	6.8	—	6.8	(29.9)	—	23.1	—
Services noncontrolling loss	0.2	—	0.2	—	—	(0.2)	—
Net services income	7.0	—	7.0	(29.9)	—	22.9	—
Segment income	27.9	41.6	69.5	(4.4)	1.0	22.9	89.0
Net investment income					77.7	—	77.7
Net realized and unrealized investment gains					14.8	—	14.8
Other revenues					(0.1)	18.2	18.1
Loss on settlement and change in fair value of liability-classified capital instruments					(117.3)	—	(117.3)
Net corporate and other expenses					(10.1)	(41.3)	(51.4)
Intangible asset amortization					(3.0)	—	(3.0)
Interest expense					(13.8)	—	(13.8)
Foreign exchange losses					(3.0)	—	(3.0)
Income (loss) before income tax benefit	$27.9	$41.6	69.5	(4.4)	(53.8)	(0.2)	11.1
Income tax expense			—	—	(2.4)	—	(2.4)
Net income (loss)			69.5	(4.4)	(56.2)	(0.2)	8.7
Net income attributable to noncontrolling interest			—	—	(0.4)	0.2	(0.2)
Net income (loss) available to SiriusPoint			$69.5	$(4.4)	$(56.6)	$—	$8.5

Attritional losses	$183.9	$142.9	$326.8	$(1.4)	$12.1	$—	$337.5
Catastrophe losses	(0.7)	11.3	10.6	—	—	—	10.6
Prior year loss reserve development	(13.1)	(16.6)	(29.7)	—	(0.9)	—	(30.6)
Loss and loss adjustment expenses incurred, net	$170.1	$137.6	$307.7	$(1.4)	$11.2	$—	$317.5

Underwriting Ratios: (1)
Attritional loss ratio	66.4%	53.1%	59.8%				59.3%
Catastrophe loss ratio	(0.3)%	4.2%	1.9%				1.9%
Prior year loss development ratio	(4.7)%	(6.2)%	(5.4)%				(5.4)%
Loss ratio	61.4%	51.1%	56.3%				55.8%
Acquisition cost ratio	23.8%	25.9%	24.8%				20.7%
Other underwriting expenses ratio	7.2%	7.6%	7.4%				7.9%
Combined ratio	92.4%	84.6%	88.5%				84.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Nine months ended September 30, 2025
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,757.5	$1,034.1	$2,791.6	$—	$15.7	$—	$2,807.3
Net premiums written	1,273.1	843.6	2,116.7	—	1.0	—	2,117.7
Net premiums earned	1,086.6	828.3	1,914.9	—	11.5	—	1,926.4
Loss and loss adjustment expenses incurred, net	644.4	497.2	1,141.6	(5.0)	10.7	—	1,147.3
Acquisition costs, net	283.5	202.3	485.8	(83.1)	7.7	—	410.4
Other underwriting expenses	61.4	60.4	121.8	—	11.2	—	133.0
Underwriting income (loss)	97.3	68.4	165.7	88.1	(18.1)	—	235.7
Services revenues	178.7	—	178.7	(94.6)	—	(84.1)	—
Services expenses	141.2	—	141.2	—	—	(141.2)	—
Net services fee income	37.5	—	37.5	(94.6)	—	57.1	—
Services noncontrolling loss	0.2	—	0.2	—	—	(0.2)	—
Net services income	37.7	—	37.7	(94.6)	—	56.9	—
Segment income (loss)	135.0	68.4	203.4	(6.5)	(18.1)	56.9	235.7
Net investment income					205.9	—	205.9
Net realized and unrealized investment gains					6.6	—	6.6
Other revenues					8.4	84.1	92.5
Net corporate and other expenses					(52.8)	(141.2)	(194.0)
Intangible asset amortization					(8.5)	—	(8.5)
Interest expense					(60.2)	—	(60.2)
Foreign exchange losses					(16.9)	—	(16.9)
Income (loss) before income tax expense	$135.0	$68.4	203.4	(6.5)	64.4	(0.2)	261.1
Income tax expense			—	—	(45.1)	—	(45.1)
Net income			203.4	(6.5)	19.3	(0.2)	216.0
Net income attributable to noncontrolling interests			—	—	(0.6)	0.2	(0.4)
Net income available to SiriusPoint			$203.4	$(6.5)	$18.7	$—	$215.6

Attritional losses	$661.3	$470.1	$1,131.4	$(5.0)	$5.3	$—	$1,131.7
Catastrophe losses	4.8	62.6	67.4	—	—	—	67.4
Prior year loss reserve development	(21.7)	(35.5)	(57.2)	—	5.4	—	(51.8)
Loss and loss adjustment expenses incurred, net	$644.4	$497.2	$1,141.6	$(5.0)	$10.7	$—	$1,147.3

Underwriting Ratios: (1)
Attritional loss ratio	60.9%	56.7%	59.1%				58.8%
Catastrophe loss ratio	0.4%	7.6%	3.5%				3.5%
Prior year loss development ratio	(2.0)%	(4.3)%	(3.0)%				(2.7)%
Loss ratio	59.3%	60.0%	59.6%				59.6%
Acquisition cost ratio	26.1%	24.4%	25.4%				21.3%
Other underwriting expenses ratio	5.7%	7.3%	6.4%				6.9%
Combined ratio	91.1%	91.7%	91.4%				87.8%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Nine months ended September 30, 2024
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,390.5	$1,023.4	$2,413.9	$—	$71.2	$—	$2,485.1
Net premiums written	913.5	867.2	1,780.7	—	6.4	—	1,787.1
Net premiums earned	838.3	779.2	1,617.5	—	135.7	—	1,753.2
Loss and loss adjustment expenses incurred, net	538.8	406.0	944.8	(4.1)	58.7	—	999.4
Acquisition costs, net	206.9	206.8	413.7	(93.8)	62.4	—	382.3
Other underwriting expenses	55.4	59.9	115.3	—	12.5	—	127.8
Underwriting income	37.2	106.5	143.7	97.9	2.1	—	243.7
Services revenues	171.3	—	171.3	(101.4)	—	(69.9)	—
Services expenses	135.0	—	135.0	—	—	(135.0)	—
Net services fee income	36.3	—	36.3	(101.4)	—	65.1	—
Services noncontrolling income	(2.1)	—	(2.1)	—	—	2.1	—
Net services income	34.2	—	34.2	(101.4)	—	67.2	—
Segment income	71.4	106.5	177.9	(3.5)	2.1	67.2	243.7
Net investment income					234.7	—	234.7
Net realized and unrealized investment losses					(39.1)	—	(39.1)
Other revenues					94.9	69.9	164.8
Loss on settlement and change in fair value of liability-classified capital instruments					(122.6)	—	(122.6)
Net corporate and other expenses					(39.0)	(135.0)	(174.0)
Intangible asset amortization					(8.9)	—	(8.9)
Interest expense					(50.0)	—	(50.0)
Foreign exchange losses					(2.9)	—	(2.9)
Income before income tax expense	$71.4	$106.5	177.9	(3.5)	69.2	2.1	245.7
Income tax expense			—	—	(26.3)	—	(26.3)
Net income			177.9	(3.5)	42.9	2.1	219.4
Net income attributable to noncontrolling interests			—	—	(0.1)	(2.1)	(2.2)
Net income available to SiriusPoint			$177.9	$(3.5)	$42.8	$—	$217.2

Attritional losses	$546.3	$424.9	$971.2	$(4.1)	$86.7	$—	$1,053.8
Catastrophe losses	1.9	14.3	16.2	—	—	—	16.2
Prior year loss reserve development	(9.4)	(33.2)	(42.6)	—	(28.0)	—	(70.6)
Loss and loss adjustment expenses incurred, net	$538.8	$406.0	$944.8	$(4.1)	$58.7	$—	$999.4

Underwriting Ratios: (1)
Attritional loss ratio	65.2%	54.6%	60.0%				60.1%
Catastrophe loss ratio	0.2%	1.8%	1.0%				0.9%
Prior year loss development ratio	(1.1)%	(4.3)%	(2.6)%				(4.0)%
Loss ratio	64.3%	52.1%	58.4%				57.0%
Acquisition cost ratio	24.7%	26.5%	25.6%				21.8%
Other underwriting expenses ratio	6.6%	7.7%	7.1%				7.3%
Combined ratio	95.6%	86.3%	91.1%				86.1%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Revenues
Gross premiums written	$874.4	$948.2	$984.7	$759.5	$714.0
Net premiums written	670.3	704.4	743.0	565.0	504.2
Net premiums earned	647.7	652.0	626.7	590.3	568.9
Expenses
Loss and loss adjustment expenses incurred, net	372.9	372.6	401.8	369.1	317.5
Acquisition costs, net	139.8	140.9	129.7	134.6	117.5
Other underwriting expenses	43.6	48.3	41.1	53.9	44.9
Underwriting income	$91.4	$90.2	$54.1	$32.7	$89.0

Attritional losses	$381.8	$381.8	$368.1	$367.8	$337.5
Catastrophe losses, net of reinsurance and reinstatement premiums	—	(0.5)	67.9	38.6	10.6
Favorable prior year loss reserve development	$(8.9)	$(8.7)	$(34.2)	$(37.3)	$(30.6)

Underwriting Ratios (1):
Loss ratio	57.6%	57.1%	64.1%	62.5%	55.8%
Acquisition cost ratio	21.6%	21.6%	20.7%	22.8%	20.7%
Other underwriting expenses ratio	6.7%	7.4%	6.6%	9.1%	7.9%
Combined ratio	85.9%	86.1%	91.4%	94.4%	84.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Revenues
Gross premiums written	$871.6	$930.1	$989.9	$762.5	$690.5
Net premiums written	664.9	699.8	752.0	560.2	503.6
Net premiums earned	643.5	645.6	625.8	581.6	546.3
Expenses
Loss and loss adjustment expenses incurred, net	370.8	365.6	405.2	323.6	307.7
Acquisition costs, net	163.0	168.4	154.4	150.9	135.7
Other underwriting expenses	40.1	44.0	37.7	50.8	40.4
Underwriting income	69.6	67.6	28.5	56.3	62.5
Services revenues	58.5	58.1	62.1	51.6	48.1
Services expenses	48.5	49.6	43.1	41.2	41.3
Net services fee income	10.0	8.5	19.0	10.4	6.8
Services noncontrolling (income) loss	0.1	0.2	(0.1)	—	0.2
Net services income	10.1	8.7	18.9	10.4	7.0
Segment income	$79.7	$76.3	$47.4	$66.7	$69.5

Attritional losses	$379.9	$379.9	$371.6	$343.1	$326.8
Catastrophe losses, net of reinsurance and reinstatement premiums	—	(0.5)	67.9	38.6	10.6
Favorable prior year loss reserve development	$(9.1)	$(13.8)	$(34.3)	$(58.1)	$(29.7)

Underwriting Ratios (2):
Loss ratio	57.6%	56.6%	64.7%	55.6%	56.3%
Acquisition cost ratio	25.3%	26.1%	24.7%	25.9%	24.8%
Other underwriting expenses ratio	6.2%	6.8%	6.0%	8.7%	7.4%
Combined ratio	89.1%	89.5%	95.4%	90.2%	88.5%

Accident year loss ratio	59.0%	58.8%	70.2%	65.6%	61.8%
Accident year combined ratio	90.6%	91.7%	100.9%	100.3%	94.0%
Attritional loss ratio	59.0%	58.8%	59.3%	59.0%	59.8%
Attritional combined ratio	90.5%	91.7%	90.0%	93.6%	92.0%
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. We believe it is useful to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and attritional combined ratio exclude catastrophe losses from the respective accident year ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Revenues
Gross premiums written	$562.0	$560.4	$635.1	$450.3	$376.0
Net premiums written	396.8	392.8	483.5	322.7	235.3
Net premiums earned	381.2	369.2	336.2	315.7	276.9
Expenses
Loss and loss adjustment expenses incurred, net	225.3	209.2	209.9	175.3	170.1
Acquisition costs, net	98.3	97.9	87.3	77.8	65.9
Other underwriting expenses	19.9	22.6	18.9	24.6	20.0
Underwriting income	37.7	39.5	20.1	38.0	20.9
Services revenues	58.5	58.1	62.1	51.6	48.1
Services expenses	48.5	49.6	43.1	41.2	41.3
Net services fee income	10.0	8.5	19.0	10.4	6.8
Services noncontrolling (income) loss	0.1	0.2	(0.1)	—	0.2
Net services income	10.1	8.7	18.9	10.4	7.0
Segment income	$47.8	$48.2	$39.0	$48.4	$27.9

Attritional losses	$234.8	$218.9	$207.6	$188.2	$183.9
Catastrophe losses, net of reinsurance and reinstatement premiums	—	—	4.8	3.4	(0.7)
(Favorable) adverse prior year loss reserve development	$(9.5)	$(9.7)	$(2.5)	$(16.3)	$(13.1)

Underwriting Ratios (1):
Loss ratio	59.1%	56.7%	62.4%	55.5%	61.4%
Acquisition cost ratio	25.8%	26.5%	26.0%	24.6%	23.8%
Other underwriting expenses ratio	5.2%	6.1%	5.6%	7.8%	7.2%
Combined ratio	90.1%	89.3%	94.0%	87.9%	92.4%

Accident year loss ratio	61.6%	59.3%	63.2%	60.7%	66.2%
Accident year combined ratio	92.6%	91.9%	94.8%	93.1%	97.2%
Attritional loss ratio	61.6%	59.3%	61.7%	59.6%	66.4%
Attritional combined ratio	92.6%	91.9%	93.3%	92.0%	97.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and attritional combined ratio exclude catastrophe losses from the respective accident year ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Revenues
Gross premiums written	$309.6	$369.7	$354.8	$312.2	$314.5
Net premiums written	268.1	307.0	268.5	237.5	268.3
Net premiums earned	262.3	276.4	289.6	265.9	269.4
Expenses
Loss and loss adjustment expenses incurred, net	145.5	156.4	195.3	148.3	137.6
Acquisition costs, net	64.7	70.5	67.1	73.1	69.8
Other underwriting expenses	20.2	21.4	18.8	26.2	20.4
Underwriting income	$31.9	$28.1	$8.4	$18.3	$41.6

Attritional losses	$145.1	$161.0	$164.0	$154.9	$142.9
Catastrophe losses, net of reinsurance and reinstatement premiums	—	(0.5)	63.1	35.2	11.3
Favorable prior year loss reserve development	$0.4	$(4.1)	$(31.8)	$(41.8)	$(16.6)

Underwriting Ratios (1):
Loss ratio	55.5%	56.6%	67.4%	55.8%	51.1%
Acquisition cost ratio	24.7%	25.5%	23.2%	27.5%	25.9%
Other underwriting expenses ratio	7.7%	7.7%	6.5%	9.9%	7.6%
Combined ratio	87.9%	89.8%	97.1%	93.2%	84.6%

Accident year loss ratio	55.3%	58.1%	78.4%	71.5%	57.2%
Accident year combined ratio	87.7%	91.3%	108.1%	108.8%	90.7%
Attritional loss ratio	55.3%	58.3%	56.6%	58.3%	53.0%
Attritional combined ratio	87.7%	91.5%	86.3%	95.7%	86.5%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and attritional combined ratio exclude catastrophe losses from the respective accident year ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%
Asset-backed securities	$914.4	16.4%	$984.4	18.9%	$1,007.8	19.8%	$1,149.7	20.1%	$1,164.7	19.3%
Residential mortgage-backed securities	974.4	17.5%	916.9	17.6%	931.0	18.2%	973.8	17.1%	1,054.2	17.4%
Commercial mortgage-backed securities	204.4	3.7%	177.6	3.4%	174.0	3.4%	224.5	3.9%	251.6	4.2%
Corporate debt securities	2,043.0	36.7%	1,701.3	32.6%	1,618.3	31.6%	1,899.9	33.3%	1,892.2	31.2%
U.S. government and government agency	990.1	17.7%	936.2	18.0%	881.4	17.2%	859.0	15.1%	1,024.4	16.9%
Non-U.S. government and government agency	19.3	0.2%	19.5	0.3%	22.7	0.4%	24.1	0.4%	24.7	0.4%
Total debt securities, available for sale	5,145.6	92.2%	4,735.9	90.8%	4,635.2	90.6%	5,131.0	89.9%	5,411.8	89.4%
Asset-backed securities	8.6	0.2%	9.7	0.2%	19.1	0.4%	53.1	0.9%	102.9	1.6%
Residential mortgage-backed securities	46.1	0.8%	47.0	0.9%	47.9	0.9%	48.7	0.9%	53.1	0.9%
Commercial mortgage-backed securities	36.1	0.6%	38.6	0.7%	42.7	0.8%	51.8	0.9%	59.1	1.0%
Corporate debt securities	3.7	0.1%	3.5	0.1%	3.8	0.1%	4.6	0.1%	10.3	0.2%
U.S. government and government agency	4.2	0.1%	4.1	0.1%	4.1	0.1%	4.0	0.1%	4.3	0.1%
Non-U.S. government and government agency	—	—%	—	—%	—	—%	—	—%	3.4	0.1%
Total debt securities, trading	98.7	1.8%	102.9	2.0%	117.6	2.3%	162.2	2.9%	233.1	3.9%
Short-term investments	24.6	0.3%	54.9	1.0%	48.2	0.9%	95.8	1.7%	52.4	0.9%
Other long-term investments	93.5	1.7%	92.2	1.8%	92.4	1.8%	89.9	1.6%	120.3	2.0%
Cost and equity method investments	66.8	1.2%	68.8	1.3%	65.1	1.3%	64.7	1.1%	72.0	1.2%
Investments in funds valued at net asset value	158.0	2.8%	159.1	3.1%	160.2	3.1%	161.9	2.8%	158.3	2.6%
Total investments	$5,587.2	100.0%	$5,213.8	100.0%	$5,118.7	100.0%	$5,705.5	100.0%	$6,047.9	100.0%

SiriusPoint Ltd.
Earnings per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	116,726,540	116,523,435	115,975,961	161,378,360	165,659,401
Dilutive effect of options, warrants, restricted share awards, restricted share units, and Series A preference shares	2,091,363	2,146,036	2,579,205	—	7,143,897
Diluted number of common shares outstanding	118,817,903	118,669,471	118,555,166	161,378,360	172,803,298

Basic earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$86.8	$59.2	$57.6	$(21.3)	$4.5
Net income allocated to SiriusPoint participating common shareholders	(0.1)	(0.1)	(0.1)	—	(0.1)
Net income (loss) allocated to SiriusPoint common shareholders	$86.7	$59.1	$57.5	$(21.3)	$4.4

Basic earnings (loss) per share available to SiriusPoint common shareholders ⁽¹⁾	$0.74	$0.51	$0.50	$(0.13)	$0.03

Diluted earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$86.8	$59.2	$57.6	$(21.3)	$4.5
Net income allocated to SiriusPoint participating common shareholders	(0.1)	(0.1)	(0.1)	—	(0.1)
Net income (loss) allocated to SiriusPoint common shareholders	$86.7	$59.1	$57.5	$(21.3)	$4.4

Diluted earnings (loss) per share available to SiriusPoint common shareholders ⁽¹⁾	$0.73	$0.50	$0.49	$(0.13)	$0.03
(1)Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Net income (loss) available to SiriusPoint common shareholders	$86.8	$59.2	$57.6	$(21.3)	$4.5
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	1,905.7	1,825.2	1,737.4	2,494.9	2,504.1
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9
Average common shareholders’ equity attributable to SiriusPoint common shareholders	$1,957.8	$1,865.5	$1,781.3	$2,116.2	$2,499.5
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	17.7%	12.7%	12.9%	(4.0)%	0.7%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Common shareholders’ equity attributable to SiriusPoint common shareholders	$2,009.9	$1,905.7	$1,825.2	$1,737.4	$2,494.9

Accumulated other comprehensive income (loss), net of tax	52.3	46.5	26.4	(4.1)	81.5
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	1,957.6	1,859.2	1,798.8	1,741.5	2,413.4

Intangible assets	123.6	135.1	137.9	140.8	143.8
Tangible common shareholders' equity attributable to SiriusPoint common shareholders	$1,886.3	$1,770.6	$1,687.3	$1,596.6	$2,351.1

Common shares outstanding	116,807,497	116,759,539	116,020,526	116,429,057	161,866,867
Effect of dilutive stock options, restricted share units, warrants and Series A preference shares	2,034,652	2,136,069	2,708,756	2,559,359	7,547,229
Book value per diluted common share denominator	118,842,149	118,895,608	118,729,282	118,988,416	169,414,096

Book value per common share	$17.21	$16.32	$15.73	$14.92	$15.41
Book value per diluted common share	$16.91	$16.03	$15.37	$14.60	$14.73
Book value per diluted common share ex. AOCI (1)	$16.47	$15.64	$15.15	$14.64	$14.25
Tangible book value per diluted common share (1)	$15.87	$14.89	$14.21	$13.42	$13.88
(1)Book value per diluted common share excluding AOCI and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Tangible book value per diluted common share excludes intangible assets. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Tangible book value per diluted common share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.

SiriusPoint Ltd.
Net Corporate and Other Expenses - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Net corporate and other expenses	$62.5	$70.9	$60.6	$58.1	$51.4

MGA Service expenses	$48.5	$49.6	$43.1	$41.2	$41.3

Corporate and other expenses	$12.8	$19.0	$16.9	$14.4	$6.3
Salaries, benefits and incentives	3.4	1.8	3.8	5.5	0.1
Professional fees	6.3	5.6	4.6	2.3	1.0
Taxes and regulatory fees	0.6	5.6	3.3	2.3	2.4
Corporate insurance	1.4	0.9	1.4	1.6	1.2
Depreciation	1.1	1.1	1.2	1.3	1.0
Other corporate expenses	—	4.0	2.6	1.4	0.6

Non-recurring corporate and other expenses	$1.2	$2.3	$0.6	$2.5	$3.8
Severance	0.3	0.3	—	0.4	1.2
Professional fees	0.9	2.0	0.6	2.1	2.6

SiriusPoint Ltd.
Operating net income and Operating diluted earnings per share
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
	($ in millions, except share and per share amounts)
Net income available to SiriusPoint common shareholders	$86.8	$4.5	$203.6	$205.2
Non-recurring adjustments:
Gain on sale or deconsolidation of consolidated MGAs	—	—	—	(96.0)
(Gains) losses on strategic and other investments	(1.1)	3.4	(0.6)	56.2
MGA & Strategic Investment Rationalization	(1.1)	3.4	(0.6)	(39.8)
Loss on settlement of liability classified financial instruments and deal costs	—	90.7	—	90.7
Change in fair value of liability classified financial instruments	—	26.6	—	31.9
CMIG Instruments & Transactions	—	117.3	—	122.6
Expense related to loss portfolio transfers	7.7	1.9	20.2	15.7
Foreign exchange losses	2.4	3.0	16.9	2.9
COVID-19 favorable reserve development	—	(19.9)	—	(19.9)
Other non-recurring items	(11.0)	—	(11.0)	—
Income tax expense on adjustments (1)	0.4	(15.9)	(4.8)	(26.6)
Operating net income	$85.2	$94.3	$224.3	$260.1
Weighted average number of diluted common shares used in the determination of earnings per share	118,817,903	172,803,298	118,655,606	174,261,326
Operating diluted earnings per share prior to participating shareholder adjustments	$0.72	$0.55	$1.89	$1.49
Effect of above and net income allocated to participating shareholders	—	(0.04)	—	(0.08)
Operating diluted earnings per share	$0.72	$0.51	$1.89	$1.41
(1)    For the three and nine months ended September 30, 2025 and 2024, an effective tax rate of 19% and 15%, respectively, is applied to the above adjustments to calculate the associated income tax expense, where applicable.

SiriusPoint Ltd.
Annualized Operating ROE computation
(expressed in millions of U.S. dollars, except ratios)

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
	(in millions, except for ratios)
Operating net income	$85.2	$94.3	$224.3	$260.1
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	1,905.7	2,504.1	1,737.4	2,313.9
Accumulated other comprehensive income (loss), net of tax - beginning of period	46.5	(28.0)	(4.1)	3.1
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	1,859.2	2,532.1	1,741.5	2,310.8
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,009.9	2,494.9	2,009.9	2,494.9
Adjustments to Net income to arrive at Operating net income	(1.6)	89.8	20.7	54.9
Accumulated other comprehensive income (loss), net of tax - end of period	52.3	81.5	52.3	81.5
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	1,956.0	2,503.2	1,978.3	2,468.3
Average common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	$1,907.6	$2,517.7	$1,859.9	$2,389.6
Annualized Operating ROE	17.9%	15.0%	16.1%	14.5%